POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE BLUEROCK TOTAL INCOME+  REAL ESTATE FUND, a business trust organized under the laws of the State of Delaware  (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, DONALD S. MENDELSOHN, AND MICHAEL V. WIBLE  as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos.333-181848, 811-22710) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this 22nd day of August, 2012.

BLUEROCK TOTAL INCOME+ REAL ESTATE FUND

Attest:

By:/s/ Michael Konig

By: /s/ Randy Anderson

Michael Konig, Secretary

       Randy Anderson, President and Chief Executive Officer

STATE OF _Florida

)

)

ss:

COUNTY OF  Orange

)

Before me, a Notary Public, in and for said county and state, personally appeared Randy Anderson, President, who represented that he is duly authorized in the premises, and who is known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this  22nd  day of August, 2012.

  /s/  Carol Roberts

                                                            Notary Public

 My commission expires:11/29/2014

CERTIFICATE

The undersigned, Secretary of BLUEROCK TOTAL INCOME+ REAL ESTATE FUND, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held July 26, 2012, and is in full force and effect:

WHEREAS, THE BLUEROCK TOTAL INCOME+ REAL ESTATE FUND, a business trust organized under the laws of the State of Delaware  (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, DONALD S. MENDELSOHN AND MICHAEL V. WIBLE as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos.333-181848, 811-22710) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

Dated:  August 22, 2012

/s/Michael Konig

Michael Konig, Secretary

BLUEROCK TOTAL INCOME+ REAL ESTATE FUND

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE BLUEROCK TOTAL INCOME+ REAL ESTATE FUND, a business trust organized under the laws of the State of Delaware  (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is the President and Chief Executive Officer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, DONALD S. MENDELSOHN, AND MICHAEL V. WIBLE as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos.333- 181848, 811-22710) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd   day of August, 2012.

/s/ Randy Anderson

Randy Anderson

President and Chief Executive Officer

STATE OF Florida

)

)

ss:

COUNTY OF Orange

)

Before me, a Notary Public, in and for said county and state, personally appeared Randy Anderson, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this   22     day of August, 2012.

 /s/ Carol Roberts

Notary Public

My commission expires:11-29-2014

 POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE BLUEROCK TOTAL INCOME+ REAL ESTATE FUND, a business trust organized under the laws of the State of Delaware  (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, DONALD S. MENDELSOHN, AND MICHAEL V. WIBLE as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos.333- 181848, 811-22710) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd  day of August, 2012.

/s/ I. Bobby Majunder

I. Bobby Majumder

Trustee

STATE OF Texas

)

)

ss:

COUNTY OF Dallas

)

Before me, a Notary Public, in and for said county and state, personally appeared I. Bobby Majumder, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this  22nd     day of August, 2012.

 /s/ Kay Mohoney

Notary Public

My commission expires:05-09-2006

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE BLUEROCK TOTAL INCOME+ REAL ESTATE FUND, a business trust organized under the laws of the State of Delaware  (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, DONALD S. MENDELSOHN, AND MICHAEL V. WIBLE  as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos.333- 181176848, 811-22710) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this  22nd   day of August, 2012.

/s/ Romano Tio

Romano Tio

Trustee

STATE OF _New York

)

)

ss:

COUNTY OF  New York

)

Before me, a Notary Public, in and for said county and state, personally appeared Romano Tio, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 22nd day of August, 2012.

/s/ George Steiner, Jr

Notary Public

My commission expires:07/27/14

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE BLUEROCK TOTAL INCOME+ REAL ESTATE FUND, a business trust organized under the laws of the State of Delaware  (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, DONALD S. MENDELSOHN, AND MICHAEL V. WIBLE as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos.333-  181848, 811-22710) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this   22      day of August, 2012.

/s/Kevyn DeMartin

Kevyn DeMartino

Trustee

STATE OF Texas                                           )

)

ss:

COUNTY OF Dallas

)

Before me, a Notary Public, in and for said county and state, personally appeared Kevyn DeMartino, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 22nd  day of August, 2012.

/s/Debi Mitchell

Notary Public

My commission expires:7-16-2016

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE BLUEROCK TOTAL INCOME+ REAL ESATE FUND, a business trust organized under the laws of the State of Delaware  (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, DONALD S. MENDELSOHN, AND MICHAEL V. WIBLE as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos.333-181848, 811-22710) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd  day of August, 2012.

/s/ James Babb

James Babb

Trustee

STATE OF New York

)

)

ss:

COUNTY OF New York

)

Before me, a Notary Public, in and for said county and state, personally appeared James Babb, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this  22nd      day of August, 2012.

 /s/Anital Nelson Miller

Notary Public

My commission expires:6/30/15